                         ANNUAL REPORT AUGUST 31, 1998


                                   OPPENHEIMER

                                   DEVELOPING
                                  MARKETS FUND


                                     [PHOTO]


                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS
 3  President's Letter

 4  An Interview
    with Your Fund's
    Managers

 9  Fund Performance

13  Financial
    Statements

31  Independent
    Auditors' Report

32  Federal
    Income Tax
    Information

33  Officers and
    Trustees

36  Information and
    Services


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

- STOCK MARKETS DECLINED throughout the world's developing markets during the period.

- THE FUND ADHERED TO ITS LONGSTANDING INVESTMENT APPROACH in these volatile markets:seeking good companies in good businesses at good prices.

- THE FUND IS FINDING ATTRACTIVE OPPORTUNITIES in well-run businesses that we believe were punished unfairly in the recent sell-off.


 AVG ANNUAL TOTAL RETURNS
For the 1-Year Period
Ended 8/31/98

CLASS A
  Without           With
  Sales Chg.(1)     Sales Chg.(2)

  (36.33)%          (39.99)%

CLASS B
  Without           With
  Sales Chg.(1)     Sales Chg.(2)

  (36.85)%          (39.87)%

CLASS C
  Without           With
  Sales Chg.(1)     Sales Chg.(2)

  (36.88)%          (37.48)%


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1-800-525-7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class B and C shares are subject to a 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                     2 Oppenheimer Developing Markets Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
Developing
Markets Fund


DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

The performance of the financial markets over the past several months could be viewed as "A Tale of Two Markets." Until mid-July, the excitement surrounding the stock market's continued ascent to new record highs overshadowed the favorable economic environment that existed for bonds: low inflation and declining interest rates. However, since that time, stocks have declined sharply amid heightened volatility. Yet, the bond market remains poised to benefit from the same positive economic conditions that existed earlier in the year.

      Why have stocks faltered lately? The financial crises in Asia and Russia have negatively affected the earnings of some large U.S. corporations and have contributed to a slow-down in U.S. economic growth. Although slower economic growth has been negative for stocks, it should not adversely impact bonds. That's because slower economic growth generally means fewer inflationary pressures and less likelihood that interest rates will rise.

      What should you do during this period of relative uncertainty? If you have well-defined long-term financial goals and an investment strategy designed to achieve them, we encourage you to stay the course. However, if you feel your financial plan is out-of-date or incomplete, now is the time to make improvements. The best way to cope with short-term volatility is to adhere to a long-term plan that contains proven strategies, such as diversification among various financial markets, geographic regions, investment styles and individual securities. A long-term plan will give you the focus and perspective you need to put short-term volatility in its proper context.

      As longstanding advocates of financial planning, we have been encouraged by our shareholders' rational responses to the latest market events. Many of you tell us that you have a long-term strategy in place, which includes diversifying your investment portfolio among a number of different asset classes in accordance with your tolerance for risk. At OppenheimerFunds, our portfolio management teams include seasoned professionals who have encountered extreme market volatility in the past, giving them the perspective required to address risks and take advantage of opportunities in turbulent markets. In our view, having a well-defined set of financial goals, a disciplined long-term strategy and the help of experienced investment professionals are all fundamental parts of The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
September 22, 1998



                     3 Oppenheimer Developing Markets Fund

"IN OUR OPINION, MANY STOCKS IN EMERGING MARKET COUNTRIES ARE AT THEIR MOST ATTRACTIVE PRICES IN OVER A DECADE."

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

HOW DID OPPENHEIMER DEVELOPING MARKETS FUND PERFORM?

The Fund's performance over the fiscal year that ended August 31, 1998, reflects the difficult conditions that have characterized the world's emerging markets. However, relative to its peers, the Fund fared significantly better than most of its competitors. The Fund's Class A shares were in the first quartile, ranking 14 out of 153 in the emerging-markets equity fund category during the 12 months ended September 30, 1998, as measured by Lipper Analytical Services.(1)

EMERGING MARKETS EXPERIENCED SHARP DECLINES OVER THE PAST YEAR. WHY DID THIS OCCUR?

Back in the summer and fall of 1997, a banking crisis caused a sharp decline in East Asian stock markets. This banking crisis was precipitated by defaults on unhedged borrowing by companies whose profits were declining. These defaults were caused by a significant devaluation in the local currencies of Asia against the U.S. dollar.

      However, Asia's 1997 stock market declines represented only the first wave of falling securities prices in the world's emerging markets. As the fear of economic instability surfaced, investors began to pull their capital out of virtually all developing markets, including those with relatively sound economies. As a result, businesses, even established profitable ones, were unable to raise the capital required to run their operations. The belief of investors worldwide seemed to be that all developing markets





1. Source: Lipper Analytical Services, Inc., 9/30/98. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 14 of 153 (one-year) among emerging Markets Fund for the period ended 9/30/98. Past performance does not guarantee future results.

                     4 Oppenheimer Developing Markets Fund

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Frank Jennings
Rajeev Bhaman


were subject to the same economic problems as those confronting southeast Asia. The aftershocks of the Asian crisis soon spread to other parts of the world, including southern Asia, eastern Europe and Latin America, with little regard to these regions' actual business fundamentals.

WHAT HAS BEEN YOUR STRATEGY IN THIS DIFFICULT INVESTMENT ENVIRONMENT?

We continue to adhere to the investment philosophy that governs our decisions in good times and bad: we seek to build a diversified portfolio of good companies in good businesses at good prices. We believe that our portfolio of high-quality companies helped us avoid some of the worst of the emerging markets' declines over the past year. In fact, the Fund may actually benefit from these declines. We continue to find attractive opportunities in well-managed companies with strong businesses that, in our view, have been unfairly punished in the recent sell-off.

WHAT TYPES OF COMPANIES ARE PROVIDING APPEALING OPPORTUNITIES?

We've identified a few industries that we believe have good long-term opportunities. Among them are the media business, which includes well-established broadcasters and program content developers.





                      5 Oppenheimer Developing Markets Fund

 AVG ANNUAL TOTAL RETURNS

For the Period Ended 9/30/98(2)

CLASS A

                   Since
  1-year           Inception

  (38.30)%         (9.94)%

CLASS B

                   Since
  1-year           Inception

  (38.76)%         (10.67)%

CLASS C

                   Since
  1-year           Inception

  (38.79)%         (10.65)%


AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

We have found that these companies tend to be attractive, relatively stable investments, because high start-up costs and similar obstacles discourage new competition. Therefore, we have invested in those media businesses around the world that we regard as quality companies selling at significant discounts to their true value.(3)

      Another industry that we find particularly attractive is healthcare. The reason is that the need for medical services remains regardless of economic conditions. People will reduce spending in other discretionary areas in order to pay for necessary health services. The same is true of food. Food costs tend to account for a higher proportion of household budgets in difficult times. We have owned supermarket stocks in southeast Asia throughout the Asian economic crisis, and the values of some of those stocks have actually gone up significantly.

ARE SOME REGIONS OF THE DEVELOPING WORLD MORE ATTRACTIVE THAN OTHERS?

Yes. In Latin America, some countries, such as Brazil, remain committed to market-based economic reforms, such as privatization of government-run monopolies, that should make local business conditions more favorable.




2. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A, B and C shares were first publicly offered on 11/18/96. Class B returns include the applicable contingent deferred sales charge of 5% for the 1-year period, and 4% since inception. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

3. The Fund's portfolio is subject to change.


                     6 Oppenheimer Developing Markets Fund

In addition, high-quality companies in Brazil are available at lower valuations than in other parts of the world. Similarly, Argentina's sound monetary policy has fostered economic conditions that are necessary to help promote business growth. In our opinion, this creates an environment that could be a precursor to positive stock market performance.

      In Eastern Europe, we're optimistic about Poland. The Polish economy has been growing, and companies there are restructuring and consolidating in a way that places greater emphasis on shareholder value. Furthermore, Polish companies conduct a substantial portion of their trade with Western Europe, and Poland could be an entrant into the European Union in the next few years. As the cost of capital comes down in Poland, stock prices there should benefit.

      We also continue to favor Southern Europe, including Portugal. These markets have benefited from the decision to adopt a single currency as part of the European Union.

WHAT IS YOUR OUTLOOK FOR THE COMING YEAR?

We believe that in the short term, news from the emerging markets will continue to be unsettling. However, we also believe that market volatility in the emerging markets offers great opportunities for those investing for the long-term. In our opinion, many stocks in emerging market countries are at their most attractive prices in over a decade.





                      7 Oppenheimer Developing Markets Fund

REGIONAL ALLOCATION(4)

- Latin America          35.3%
- Asia                   26.1
- Emerging Europe        20.4
- Middle East/Africa     12.1
- U.S.                    6.1


Hence, we will take advantage of the opportunity offered by the current market environment to increase our focus and strengthen our portfolio in those businesses that we continue to believe offer excellent long-term value. It's important to remember that maintaining a long-term perspective in volatile markets is a fundamental part of The Right Way to Invest.


 TOP 5 INDUSTRIES(4)
---------------------------------------------
 Banks                                  18.1%
---------------------------------------------
 Media                                  14.5
---------------------------------------------
 Diversified Financial                  11.0
---------------------------------------------
 Food                                    8.8
---------------------------------------------
 Autos & Housing                         8.4



 TOP TEN STOCK HOLDINGS(4)
------------------------------------------------------
 Lusomundo SGPS AS                                 5.4%
------------------------------------------------------
 ICICI Ltd.                                        5.1
------------------------------------------------------
 Banco Pinto & Sotto Mayor SA                      4.8
------------------------------------------------------
 Grupo Televisa SA, Sponsored GDR                  3.2
------------------------------------------------------
 Dairy Farm International Holdings Ltd.            3.0
------------------------------------------------------
 Banco BHIF, Sponsored ADR                         2.5
------------------------------------------------------
 Telecommunicascoes Brasileiras SA                 2.5
------------------------------------------------------
 Pliva d.d., Sponsored GDR                         2.4
------------------------------------------------------
 Cia Paranaense Energia, Sponsored ADR             2.3
------------------------------------------------------
 Solidere, GDR                                     2.1



4. Portfolio is subject to change. Percentages are as of August 31, 1998, and are based on total market value of investments.


                     8 Oppenheimer Developing Markets Fund

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended August 31, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

      - MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended August 31, 1998, Oppenheimer Developing Markets Fund's performance was negatively affected by several economic and market factors. Widespread declines in emerging markets worldwide were triggered by the financial crisis in Southeast Asia, after which investors pulled capital out of developing markets without regard to the economic fundamentals of individual nations or companies. The Fund's strategy of holding a diversified portfolio of high-quality companies enabled it to avoid the brunt of the markets' declines, and, in the opinion of the Fund's managers, should position the Fund well when capital once again becomes more readily available to developing-market businesses.

      - COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held from the inception date of November 18, 1996 until August 31, 1998. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares. The Fund's performance reflects the deduction of the 5.75% maximum initial sales charge on Class A shares, the 5% (1-year) and 4% (since inception) applicable contingent deferred sales charge for Class B and the 1% contingent deferred sales charge for Class C shares.

      The Fund's performance is compared to the performance of the Morgan Stanley Capital International ("MSCI") Emerging Markets Free Index, an unmanaged capitalization-weighted equity index of issuers located in more than 25 developing countries. Certain countries within this index are included at less than 100% of their market capitalization weight due to onerous foreign investment restrictions not present in other developing markets. The MSCI Emerging Markets Free Index is widely recognized as a performance measure of developing markets available to foreign investors.

      Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities or countries in the MSCI Emerging Markets Free Index.



                      9 Oppenheimer Developing Markets Fund

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenhiemer Developing Markets Fund (Class A) and Morgan Stanley Capital International Emerging Markets Free Index
[The following chart was represented as a line graph in the printed material.]

Date               Oppenheimer Developing         Morgan Stanley Capital
                    Markets Fund Class A          International Emerging
                                                   Markets Free Index
11/18/96                 $9,425                          $10,000
8/31/97                 $12,083                          $10,306
8/31/98                  $7,693                           $5,062

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 8/31/98(1)
1 YEAR -39.99%           LIFE -13.66%


CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenhiemer Developing Markets Fund (Class B) and Morgan Stanley Capital International Emerging Markets Free Index
[The following chart was represented as a line graph in the printed material.]

Date               Oppenheimer Developing         Morgan Stanley Capital
                    Markets Fund Class B          International Emerging
                                                   Markets Free Index
11/18/96                $10,000                          $10,000
8/31/97                 $12,730                          $10,306
8/31/98                  $7,731                           $5,062

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 8/31/98(2)
1 YEAR -39.87%           LIFE -13.42%



                     10 Oppenheimer Developing Markets Fund

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenhiemer Developing Markets Fund (Class C) and Morgan Stanley Capital International Emerging Markets Free Index
[The following chart was represented as a line graph in the printed material.]

Date               Oppenheimer Developing         Morgan Stanley Capital
                    Markets Fund Class C          International Emerging
                                                   Markets Free Index
11/18/96                $10,000                          $10,000
8/31/97                 $12,740                          $10,306
8/31/98                  $8,042                           $5,062

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 8/31/98(3)
1 YEAR -37.48%           LIFE -11.49%





The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information in the graphs for the MSCI Emerging Markets Free Index begins on 11/30/96.

1. The inception date of the Fund's Class A shares was 11/18/96. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge.

2. Class B shares of the Fund were first publicly offered on 11/18/96. The average annual total returns are shown net of the applicable 5% and 4% contingent deferred sales charge respectively, for the 1-year period and the life of the class. The ending account value in the graph is net of the applicable 4% contingent deferred sales charge.

3. Class C shares of the Fund were first publicly offered on 11/18/96. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for one-year period.

Past performance is not predictive of future performance.


                     11 Oppenheimer Developing Markets Fund

FINANCIALS
--------------------------------------------------------------------------------







                     12 Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS August 31, 1998


                                                                                          MARKET VALUE
                                                                         SHARES           SEE NOTE 1
------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.9%
------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--23.3%
------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--8.4%
Art Marketing Syndicate SA(1)                                               28,380         $  177,515
------------------------------------------------------------------------------------------------------
Brazil Realty SA, GDR(2)                                                    38,800            626,364
------------------------------------------------------------------------------------------------------
Corporacion GEO, SA de CV, Series B(1)                                      66,000            165,504
------------------------------------------------------------------------------------------------------
Courts (Singapore) Ltd.                                                  3,226,000            454,097
------------------------------------------------------------------------------------------------------
Ellerine Holdings Ltd.                                                      88,000            180,786
------------------------------------------------------------------------------------------------------
Grupo Accion SA de CV, Series B(1)                                         730,000            278,247
------------------------------------------------------------------------------------------------------
IRSA Inversiones y Representaciones SA, Sponsored GDR                       25,332            601,635
------------------------------------------------------------------------------------------------------
Solidere, GDR(2)                                                            79,800            837,900
                                                                                           ----------
                                                                                            3,322,048

------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--0.5%
CDL Hotels International Ltd.                                              878,000            190,348
------------------------------------------------------------------------------------------------------
MEDIA--14.4%
Grupo Radio Centro SA de CV, Sponsored ADR                                  73,100            461,444
------------------------------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR(1) (2)                                     72,600          1,252,350
------------------------------------------------------------------------------------------------------
Lusomundo SGPS SA                                                          152,000          2,120,578
------------------------------------------------------------------------------------------------------
Singapore Press Holdings Ltd.                                               85,000            598,237
------------------------------------------------------------------------------------------------------
Television Broadcasts Ltd.                                                 333,000            717,637
------------------------------------------------------------------------------------------------------
Times Publishing Ltd.                                                      510,000            545,592
                                                                                           ----------
                                                                                            5,695,838

------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--20.2%
------------------------------------------------------------------------------------------------------
BEVERAGES--1.0%
Serm Suk Public Co. Ltd. (1)                                                71,800            404,410
------------------------------------------------------------------------------------------------------
FOOD--8.7%
Cresud SA(1)                                                               482,050            684,634
------------------------------------------------------------------------------------------------------
Dairy Farm International Holdings Ltd.                                   1,244,000          1,181,800
------------------------------------------------------------------------------------------------------
Makro Atacadista SA                                                        104,000            733,418
------------------------------------------------------------------------------------------------------
PT Hero Supermarket(1)                                                   4,466,500            388,823
------------------------------------------------------------------------------------------------------
Rolimpex SA(1)                                                             350,000            460,396
                                                                                           ----------
                                                                                            3,449,071

------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--4.3%
Cheminor Drugs Ltd.                                                        171,050            494,806
------------------------------------------------------------------------------------------------------
Dr. Reddy's Laboratories Ltd.                                               57,000            554,985
------------------------------------------------------------------------------------------------------
Glaxo (India) Ltd.                                                             207              1,935
------------------------------------------------------------------------------------------------------
Lavipharm, SA                                                              102,300            650,219
------------------------------------------------------------------------------------------------------
Pfizer Ltd. (1)                                                                 85              1,194
                                                                                           ----------
                                                                                            1,703,139



                     13 Oppenheimer Developing Markets Fund

                                                                                          MARKET VALUE
                                                                         SHARES           SEE NOTE 1
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--3.2%
Parkway Holdings Ltd.                                                      330,000         $  314,011
------------------------------------------------------------------------------------------------------
Pliva d.d., Sponsored GDR(2)                                               110,400            951,836
                                                                                           ----------
                                                                                            1,265,847

------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--1.2%
Grupo Casa Autrey SA ADR                                                    83,000            456,500
------------------------------------------------------------------------------------------------------
Pond's (India) Ltd.                                                            228              6,504
                                                                                           ----------
                                                                                              463,004

------------------------------------------------------------------------------------------------------
TOBACCO--1.8%
Eastern Tobacco                                                             24,500            545,801
------------------------------------------------------------------------------------------------------
Papastratos Cigarettes SA                                                    8,800            161,712
                                                                                           ----------
                                                                                              707,513

------------------------------------------------------------------------------------------------------
ENERGY--3.8%
------------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS--1.5%
Cia de Eletricidade do Estado da Bahia, Preference                      19,250,000            588,648
------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--2.3%
Energy Africa Ltd. (1)                                                     155,000            337,729
------------------------------------------------------------------------------------------------------
Petroleo Brasileiro SA, ADR                                                 17,650            184,455
------------------------------------------------------------------------------------------------------
Petroleo Brasileiro SA, Preference                                       3,560,000            372,047
                                                                                           ----------
                                                                                              894,231

------------------------------------------------------------------------------------------------------
FINANCIAL--34.5%
------------------------------------------------------------------------------------------------------
BANKS--18.1%
Amalgamated Banks of South Africa Ltd.                                      80,000            223,493
------------------------------------------------------------------------------------------------------
Banco Bradesco SA, Preference                                           46,000,000            270,462
------------------------------------------------------------------------------------------------------
Banco de Galicia y Buenos Aires SA de CV, Sponsored ADR                     17,977            206,741
------------------------------------------------------------------------------------------------------
Banco Pinto & Sotto Mayor SA                                                98,560          1,886,843
------------------------------------------------------------------------------------------------------
Bank Leumi Le-Israel                                                       465,000            743,688
------------------------------------------------------------------------------------------------------
Banque Libanaise Pour Le Commercial, GDR                                    30,500            539,850
------------------------------------------------------------------------------------------------------
Commercial International Bank, Sponsored GDR                                58,750            425,938
------------------------------------------------------------------------------------------------------
Espirito Santo Financial Group, ADR                                         41,700            688,050
------------------------------------------------------------------------------------------------------
Grupo Financiero Banorte SA de CV, Series B(1)                           1,018,000            530,977
------------------------------------------------------------------------------------------------------
Grupo Financiero Inbursa SA de CV, Series B                                165,000            268,448
------------------------------------------------------------------------------------------------------
Hansabank Ltd. (1)                                                         130,000            799,360
------------------------------------------------------------------------------------------------------
Industrial Finance Corp. of Thailand (The)                               1,479,799            180,119
------------------------------------------------------------------------------------------------------
PT Pan Indonesia Bank                                                    1,100,000             22,098
------------------------------------------------------------------------------------------------------
Unibanco-Uniao de Bancos Brasileiros SA, Sponsored GDR                      23,000            345,000
                                                                                           ----------
                                                                                            7,131,067




                     14 Oppenheimer Developing Markets Fund

                                                                                          MARKET VALUE
                                                                         SHARES           SEE NOTE 1
------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--10.9%
Banco BHIF,  Sponsored ADR                                                  73,500         $  983,063
------------------------------------------------------------------------------------------------------
Haci Omer Sabanci Holding AS ADR                                           119,000            467,075
------------------------------------------------------------------------------------------------------
Housing Development Finance Corp. Ltd. (1)                                   5,000            301,123
------------------------------------------------------------------------------------------------------
Industrial Credit & Investment Corp. of India Ltd.                           6,200             10,142
------------------------------------------------------------------------------------------------------
Industrial Credit & Investment Corp. of India Ltd., GDR(2)                 221,625          2,000,166
------------------------------------------------------------------------------------------------------
Marico Industries Ltd.                                                      87,000            558,584
                                                                                           ----------
                                                                                            4,320,153

------------------------------------------------------------------------------------------------------
INSURANCE--5.5%
Adamjee Insurance Co. Ltd.                                                 691,250            628,942
------------------------------------------------------------------------------------------------------
Aksigorta AS                                                            17,983,000            479,391
------------------------------------------------------------------------------------------------------
Liberty Life Assn. Africa Ltd.                                              28,099            330,177
------------------------------------------------------------------------------------------------------
National Mutual Asia Ltd.                                                  815,000            315,517
------------------------------------------------------------------------------------------------------
WARTA SA                                                                    22,500            398,652
                                                                                           ----------
                                                                                            2,152,679

------------------------------------------------------------------------------------------------------
INDUSTRIAL--2.2%
------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--1.3%
Cia de Saneamento Basico do Estado de Sao Paulo(1)                       5,470,126            455,430
------------------------------------------------------------------------------------------------------
MRC Allied Industries, Inc.(1)                                           4,400,000             18,082
------------------------------------------------------------------------------------------------------
Noble Group Ltd.(1)                                                        550,000             55,000
                                                                                               ------
                                                                                              528,512

------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.9%
Asian Terminals, Inc.                                                    5,600,000             81,826
------------------------------------------------------------------------------------------------------
Guangshen Railway Co. Ltd., Sponsored ADR                                   61,300            256,694
                                                                                           ----------
                                                                                              338,520

------------------------------------------------------------------------------------------------------
TECHNOLOGY--1.6%
------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--1.6%
Embraer-Empresa Brasileira de Aeronautica SA Preference(1)              47,750,000            649,137
------------------------------------------------------------------------------------------------------
UTILITIES--10.3%
------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--3.7%
Cia de Eletricidade do Estado da Bahia                                  15,560,000            542,046
------------------------------------------------------------------------------------------------------
Cia Paranaense Energia, Sponsored ADR, Preference B Shares                 163,600            899,800
                                                                                           ----------
                                                                                            1,441,846

------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.3%
Primagaz Rt.                                                                13,500            135,132



                     15 Oppenheimer Developing Markets Fund

                                                                                          MARKET VALUE
                                                                         SHARES           SEE NOTE 1
------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--6.3%
Khantimansiysk(1)(3)                                                         4,100         $   57,667
------------------------------------------------------------------------------------------------------
Kubanelectrosvyaz(1)(3)                                                     15,750             85,129
------------------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA                                         18,200,000            974,215
------------------------------------------------------------------------------------------------------
Telecomunicacoes do Rio de Janeiro SA, Preference                       17,018,554            621,776
------------------------------------------------------------------------------------------------------
Telerj Celular SA, Cl. B(1)                                              4,318,554            152,275
------------------------------------------------------------------------------------------------------
Videsh Sanchar Nigam Ltd., GDR(2)                                           63,000            614,250
                                                                                           ----------
                                                                                            2,505,312
                                                                                           ----------
Total Common Stocks (Cost $60,699,587)                                                     37,886,455

                                                                         UNITS
=====================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.4%
-----------------------------------------------------------------------------------------------------
Banco Bradesco SA Rts., Exp. 9/98                                        1,264,906                430
-----------------------------------------------------------------------------------------------------
Cia de Saneamento Basico do Estado de Sao Paulo Rts., Exp. 9/98              2,392                 --
-----------------------------------------------------------------------------------------------------
Haci Omer Sabanci Holding AS ADR Rts., Exp. 9/98                            56,000            153,825
-----------------------------------------------------------------------------------------------------
PT Pan Indonesia Bank Wts., Exp. 6/00                                      378,930              1,353
                                                                                               ------
Total Rights, Warrants and Certificates (Cost $3,112)                                         155,608

                                                                        FACE
                                                                        AMOUNT(4)
=====================================================================================================
U.S. GOVERNMENT OBLIGATIONS--1.9%
-----------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.09%, 8/15/27 (Cost $633,802)(5)          $3,600,000            769,651


=====================================================================================================
CORPORATE BONDS AND NOTES--1.5%
-----------------------------------------------------------------------------------------------------
Grupo Financiero Banorte SA de CV, 23.49% Nts., 12/5/02
(Cost $685,236)(3) (6) MXP                                               5,760,000            577,760
-----------------------------------------------------------------------------------------------------


TOTAL INVESTMENTS, AT VALUE (COST $62,021,737)                                99.7%        39,389,474
-----------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                0.3            123,041
                                                                      ------------      -------------
NET ASSETS                                                                   100.0%       $39,512,515
                                                                      ============      =============

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $6,282,866 or 15.90% of the Fund's net assets as of August 31, 1998.

3. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

4. Face amount is reported in U.S. Dollars, except for those denoted in the following currency: MXP--Mexican Peso

5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

6. Represents the current interest rate for a variable rate security.



                     16 Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------
Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

COUNTRY                        MARKET VALUE               PERCENT
-----------------------------------------------------------------
Brazil                          $ 7,415,502                  18.8%
-----------------------------------------------------------------
India                             4,543,688                  11.5
-----------------------------------------------------------------
Portugal                          4,007,420                  10.2
-----------------------------------------------------------------
Mexico                            3,991,230                  10.1
-----------------------------------------------------------------
Singapore                         3,093,737                   7.9
-----------------------------------------------------------------
United States                     2,409,537                   6.1
-----------------------------------------------------------------
Argentina                         1,493,010                   3.8
-----------------------------------------------------------------
Lebanon                           1,377,750                   3.5
-----------------------------------------------------------------
Hong Kong                         1,278,503                   3.2
-----------------------------------------------------------------
Turkey                            1,100,291                   2.8
-----------------------------------------------------------------
South Africa                      1,072,186                   2.7
-----------------------------------------------------------------
Poland                            1,036,564                   2.6
-----------------------------------------------------------------
Chile                               983,062                   2.5
-----------------------------------------------------------------
Egypt                               971,739                   2.5
-----------------------------------------------------------------
Greece                              811,931                   2.1
-----------------------------------------------------------------
Estonia                             799,360                   2.0
-----------------------------------------------------------------
Israel                              743,688                   1.9
-----------------------------------------------------------------
Pakistan                            628,942                   1.6
-----------------------------------------------------------------
Thailand                            584,529                   1.5
-----------------------------------------------------------------
Indonesia                           412,275                   1.0
-----------------------------------------------------------------
China                               256,694                   0.7
-----------------------------------------------------------------
Russia                              142,795                   0.4
-----------------------------------------------------------------
Hungary                             135,132                   0.3
-----------------------------------------------------------------
Philippines                          99,909                   0.3
                              -------------                 -----
Total                           $39,389,474                 100.0%
                              =============                 =====

See accompanying Notes to Financial Statements.




                     17 Oppenheimer Developing Markets Fund

STATEMENT OF ASSETS AND LIABILITIES August 31, 1998

----------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $62,021,737)--see accompanying statement                                $ 39,389,474
----------------------------------------------------------------------------------------------------------------
Cash                                                                                                     571,968
----------------------------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                                         514,871
Shares of beneficial interest sold                                                                       111,591
Interest and dividends                                                                                    56,661
----------------------------------------------------------------------------------------------------------------
Deferred organization costs--Note 1                                                                       20,084
----------------------------------------------------------------------------------------------------------------
Other                                                                                                      2,693
                                                                                                   -------------
Total assets                                                                                          40,667,342

================================================================================================================
LIABILITIES
Unrealized depreciation on forward foreign currency
exchange contracts--Note 5                                                                                   588
----------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                    793,092
Shares of beneficial interest redeemed                                                                   228,440
Shareholder reports                                                                                       49,758
Trustees' fees--Note 1                                                                                    34,239
Distribution and service plan fees                                                                        15,522
Transfer and shareholder servicing agent fees                                                             14,489
Other                                                                                                     18,699
                                                                                                   -------------
Total liabilities                                                                                      1,154,827


================================================================================================================
NET ASSETS                                                                                         $  39,512,515
                                                                                                   =============


================================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                    $  63,874,940
----------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                      160,789
----------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                                                                         (1,900,719)
----------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                             (22,622,495)
                                                                                                   -------------
Net assets                                                                                         $  39,512,515
                                                                                                   =============




                     18 Oppenheimer Developing Markets Fund

===============================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$23,662,859 and 3,049,995 shares of beneficial interest outstanding)                      $7.76
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                                  $8.23

-----------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,788,451
and 1,663,076 shares of beneficial interest outstanding)                                  $7.69

-----------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,061,205
and 398,403 shares of beneficial interest outstanding)                                    $7.68

See accompanying Notes to Financial Statements.





                     19 Oppenheimer Developing Markets Fund

STATEMENT OF OPERATIONS For the Year Ended August 31, 1998


================================================================================================================
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $90,485)                                             $  1,317,766
----------------------------------------------------------------------------------------------------------------
Interest (net of foreign withholding taxes of $5,045)                                                    475,205
                                                                                                    ------------
Total income                                                                                           1,792,971

================================================================================================================
EXPENSES
Management fees--Note 4                                                                                  588,067
----------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                   81,997
Class B                                                                                                  186,939
Class C                                                                                                   42,076
----------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                    261,078
----------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                              129,699
----------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                      103,932
----------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                               40,456
----------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                               18,035
----------------------------------------------------------------------------------------------------------------
Deferred organization amortization                                                                         3,739
----------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                         3,374
----------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                               1,443
----------------------------------------------------------------------------------------------------------------
Other                                                                                                      6,145
                                                                                                    ------------
Total expenses                                                                                         1,466,980

================================================================================================================
NET INVESTMENT INCOME                                                                                    325,991

================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                                            1,237,486
Foreign currency transactions                                                                         (2,445,877)
                                                                                                    ------------
Net realized loss                                                                                     (1,208,391)

----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                          (18,643,908)
Translation of assets and liabilities denominated in foreign currencies                               (5,168,849)
                                                                                                    ------------
Net change                                                                                           (23,812,757)
                                                                                                    ------------
Net realized and unrealized loss                                                                     (25,021,148)

================================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                $(24,695,157)
                                                                                                    ============

See accompanying Notes to Financial Statements.




                     20 Oppenheimer Developing Markets Fund

STATEMENTS OF CHANGES IN NET ASSETS


                                                                              YEAR ENDED        PERIOD ENDED
                                                                             AUGUST 31, 1998  AUGUST 31, 1997(1)
================================================================================================================
OPERATIONS
Net investment income                                                           $    325,991         $   275,409
----------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                          (1,208,391)          1,264,096
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                            (23,812,757)          1,190,262
                                                                                ------------         -----------
Net increase (decrease) in net assets resulting from operations                  (24,695,157)          2,729,767

================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                             (246,812)                 --
Class B                                                                              (28,433)                 --
Class C                                                                              (13,196)                 --
----------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                           (1,271,220)                 --
Class B                                                                             (679,498)                 --
Class C                                                                             (163,333)                 --

================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial
interest transactions--Note 2:
Class A                                                                            2,205,847          35,563,435
Class B                                                                            1,248,778          19,948,692
Class C                                                                            1,358,951           3,554,694

================================================================================================================
NET ASSETS
Total increase (decrease)                                                        (22,284,073)         61,796,588
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                               61,796,588                  --
                                                                                ------------             -------
End of period (including undistributed net investment
income of $160,789 and $276,929, respectively)                                  $ 39,512,515         $61,796,588
                                                                                ============       =============

1. For the period from November 18, 1996 (commencement of operations) to August 31, 1997.

See accompanying Notes to Financial Statements.





                     21 Oppenheimer Developing Markets Fund

FINANCIAL HIGHLIGHTS


                                                           CLASS A                                       CLASS B
                                                           --------------------------------------        ----------------------
                                                           YEAR ENDED AUGUST 31,                         YEAR ENDED AUGUST 31,
                                                           1998                       1997(1)            1998
=================================================================================================        ======================
PER SHARE OPERATING DATA
Net asset value, beginning of period                             $12.82                    $10.00              $12.73
-------------------------------------------------------------------------------------------------        ----------------------
Income from investment operations:
Net investment income                                               .11                       .07                 .01
Net realized and unrealized gain                                  (4.62)                     2.75               (4.57)
                                                             ----------                  --------             -------
Total income from investment operations                           (4.51)                     2.82               (4.56)

-------------------------------------------------------------------------------------------------        ----------------------
Dividends and distributions to shareholders:
Dividends from net investment income                               (.09)                       --                (.02)
Distributions from net realized gain                               (.46)                       --                (.46)
                                                             ----------                  --------             -------
Total dividends and distributions to shareholders                  (.55)                       --                (.48)
-------------------------------------------------------------------------------------------------        ----------------------
Net asset value, end of period                                   $ 7.76                    $12.82              $ 7.69
                                                               ========                  ========            ========

=================================================================================================        ======================
TOTAL RETURN, AT NET ASSET VALUE(2)                              (36.33)%                   28.20%             (36.85)%
=================================================================================================        ======================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                        $23,663                   $37,613             $12,788
-------------------------------------------------------------------------------------------------        ----------------------
Average net assets (in thousands)                               $35,864                   $17,852             $18,673
-------------------------------------------------------------------------------------------------        ----------------------
Ratios to average net assets:
Net investment income                                              0.87%                     1.45%(3)            0.07%
Expenses(4)                                                        2.18%                     1.94%(3)            2.95%
-------------------------------------------------------------------------------------------------        ----------------------
Portfolio turnover rate(5)                                         78.2%                     26.7%               78.2%

1. For the period from November 18, 1996 (commencement of operations) to August 31, 1997.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized.



                     22 Oppenheimer Developing Markets Fund

                                                                           CLASS C
                                                     -----------           -------------------------------
                                                                           YEAR ENDED AUGUST 31,
                                                         1997(1)           1998                    1997(1)
==========================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                      $10.00           $12.74                   $10.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                        .03              .02                      .04
Net realized and unrealized gain                            2.70            (4.58)                    2.70
                                                         -------           ------                ---------
Total income from investment operations                     2.73            (4.56)                    2.74

----------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                          --             (.04)                      --
Distributions from net realized gain                          --             (.46)                      --
                                                         -------           ------                ---------
Total dividends and distributions to shareholders             --             (.50)                      --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $12.73           $ 7.68                   $12.74
                                                         =======           ======                =========

==========================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                        27.30%          (36.88)%                  27.40%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $20,470           $3,061                   $3,713
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                          7,802           $4,206                   $1,560
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                       0.87%(3)         0.24%                    0.98%(3)
Expenses(4)                                                 2.78%(3)         2.95%                    2.77%(3)
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                  26.7%            78.2%                    26.7%


4. The expense ratio reflects the effect of gross expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1998 were $49,398,939 and $42,455,940, respectively.

See accompanying Notes to Financial Statements.




                     23 Oppenheimer Developing Markets Fund

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Developing Markets Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to aggressively seek capital appreciation. The Fund invests primarily in equity securities of issuers in emerging markets throughout the world. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.



                     24 Oppenheimer Developing Markets Fund

================================================================================

REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 1998, a provision of $33,393 was made for the Fund's projected benefit obligations and payments of $1,509 were made to retired trustees, resulting in an accumulated liability of $32,671 at August 31, 1998.

                    The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.



                     25 Oppenheimer Developing Markets Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (continued)

ORGANIZATION COSTS. The Manager advanced $26,486 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced. In the event that all or part of the Manager's initial investment in shares of the Fund is withdrawn during the amortization period, by any holder thereof, the redemption proceeds will be reduced by the proportionate amount of unamortized organization costs represented by the ratio that the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

                    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 1998, amounts have been reclassified to reflect a decrease in undistributed net investment income of $153,690, a decrease in paid-in capital of $3,937, and a decrease in accumulated net realized loss of $157,627.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



                     26 Oppenheimer Developing Markets Fund

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                         YEAR ENDED AUGUST 31, 1998             PERIOD ENDED AUGUST 31, 1997(1)
                                         -------------------------------        --------------------------------
                                         SHARES            AMOUNT                SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Class A:
Sold                                       3,153,898        $ 36,542,888           4,247,882        $ 52,288,386
Dividends and
distributions reinvested                     137,965           1,466,572                  --                  --
Redeemed                                  (3,175,275)        (35,803,613)         (1,314,475)        (16,724,951)
                                          ----------        ------------          ----------        ------------
Net increase                                 116,588        $  2,205,847           2,933,407        $ 35,563,435
                                          ==========        ============          ==========        ============

----------------------------------------------------------------------------------------------------------------
Class B:
Sold                                       1,231,248        $ 14,160,669           1,782,562        $ 22,206,999
Dividends and
distributions reinvested                      64,707             685,899                  --                  --
Redeemed                                  (1,240,445)        (13,597,790)           (174,996)         (2,258,307)
                                          ----------        ------------          ----------        ------------
Net increase                                  55,510        $  1,248,778           1,607,566        $ 19,948,692
                                          ==========        ============          ==========        ============

----------------------------------------------------------------------------------------------------------------
Class C:
Sold                                         419,799        $  4,895,743             342,441       $   4,208,237
Dividends and
distributions reinvested                      15,549             164,660                  --                  --
Redeemed                                    (328,388)         (3,701,452)            (50,998)           (653,543)
                                          ----------        ------------          ----------        ------------
Net increase                                 106,960        $  1,358,951             291,443        $  3,554,694
                                          ==========        ============          ==========        ============

1. For the period from November 18, 1996 (commencement of operations) to August 31, 1997.

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At August 31, 1998, net unrealized depreciation on investments of $22,622,495 was composed of gross appreciation of $1,822,843, and gross depreciation of $24,449,988.





                     27 Oppenheimer Developing Markets Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 1.00% of the first $250 million of average annual net assets, 0.95% of the next $250 million, 0.90% of the next $500 million, and 0.85% of average annual net assets in excess of $1 billion.

                    For the year ended August 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $297,560, of which $91,264 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $370,774 and $31,465, respectively, of which $41,968 was paid to an affiliated broker/dealer for Class B. During the year ended August 31, 1998, OFDI received contingent deferred sales charges of $45,540 and $3,495, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                    OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

                    The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended August 31, 1998, OFDI paid $8,051 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.



                     28 Oppenheimer Developing Markets Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended August 31, 1998, OFDI retained $168,977 and $32,242, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of August 31, 1998, OFDI had incurred excess distribution and servicing costs of $634,402 for Class B and $59,931 for Class C.

================================================================================
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

                    The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

                    Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                    Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                    Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.



                     29 Oppenheimer Developing Markets Fund

================================================================================
5. FORWARD CONTRACT (continued)

At August 31, 1998, the Fund had outstanding forward contracts as follows:

                                        EXPIRATION          CONTRACT              VALUATION AS OF   UNREALIZED
                                        DATE                AMOUNT (000S)         AUGUST 31, 1998   DEPRECIATION
----------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
---------------------
Indonesia Rupiah (IDR)                  9/1/98-9/2/98       166,886 IDR           $14,900                   $473
                                                                                                            ----

CONTRACTS TO SELL
-----------------
Malaysian Ringgit (MYR)                 9/1/98                   94 MYR            22,369                    115
                                                                                                            ----
Total Unrealized Depreciation                                                                               $588
                                                                                                            ====

================================================================================
6. ILLIQUID AND RESTRICTED SECURITIES

At August 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at August 31, 1998 was $720,556, which represents 1.82% of the Fund's net assets.

--------------------------------------------------------------------------------
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

                    For the year ended August 31, 1998, the Fund had borrowings of $6,000,000 outstanding over a two-day period at an average interest rate of 6.1%. The Fund had no borrowings outstanding as of August 31, 1998.




                     30 Oppenheimer Developing Markets Fund

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Developing Markets Fund:


We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Developing Markets Fund as of August 31, 1998, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and the period from November 18, 1996 (commencement of operations) to August 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Developing Markets Fund as of August 31, 1998, the results of its operations for the year then ended and the changes in net assets and financial highlights for the year then ended and the period from November 18, 1996 (commencement of operations) to August 31, 1997, in conformity with generally accepted accounting principles.




KPMG PEAT MARWICK LLP

Denver, Colorado
September 22, 1998




                     31 Oppenheimer Developing Markets Fund

FEDERAL INCOME TAX INFORMATION (Unaudited)

================================================================================
In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                    Dividends paid by the Fund during the year ended August 31, 1998 which are not designated as capital gain distributions should be multiplied by 8.00% to arrive at the net amount eligible for the corporate dividend-received deduction.

                    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                     32 Oppenheimer Developing Markets Fund

OPPENHEIMER DEVELOPING MARKETS FUND


===============================================================================
OFFICERS AND TRUSTEES    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Rajeev Bhaman, Vice President
                         Frank Jennings, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

===============================================================================
INVESTMENT ADVISOR       OppenheimerFunds, Inc.

===============================================================================
DISTRIBUTOR              OppenheimerFunds Distributor, Inc.

===============================================================================
TRANSFER AND SHAREHOLDER OppenheimerFunds Services
SERVICING AGENT

===============================================================================
CUSTODIAN OF             The Bank of New York
PORTFOLIO SECURITIES

===============================================================================
INDEPENDENT AUDITORS     KPMG Peat Marwick LLP

===============================================================================
LEGAL COUNSEL            Gordon Altman Butowsky Weitzen Shalov & Wein

                         This is a copy of a report to shareholders of Oppenheimer Developing Markets Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Developing Markets Fund. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.



                     33 Oppenheimer Developing Markets Fund

OPPENHEIMERFUNDS FAMILY

========================================================================================================
REAL ASSET FUNDS
-------------------------------------------------------------------------------------------------------
Real Asset Fund                      Gold & Special Minerals Fund

========================================================================================================
GLOBAL STOCK FUNDS
--------------------------------------------------------------------------------------------------------
Developing Markets Fund              International Growth Fund             Quest Global Value Fund
International Small                  Global Fund                           Global Growth &Income Fund
  Company Fund

========================================================================================================
STOCK FUNDS
--------------------------------------------------------------------------------------------------------
Enterprise Fund                      MidCap Fund                           Growth Fund
Discovery Fund                       Capital Appreciation Fund             Disciplined Value Fund
Quest Small Cap Value Fund           Quest Capital Value Fund              Quest Value Fund

========================================================================================================
STOCK & BOND FUNDS
--------------------------------------------------------------------------------------------------------
Main Street Income &                 Total Return Fund                     Disciplined Allocation Fund
  Growth Fund                        Quest Balanced                        Multiple Strategies Fund
Quest Opportunity                      Value Fund(1)                       Convertible Securities Fund(2)
  Value Fund                         Equity Income Fund

========================================================================================================
TAXABLE BOND FUNDS
--------------------------------------------------------------------------------------------------------
International Bond Fund              Champion Income Fund                  U.S. Government Trust
World Bond Fund                      Strategic Income Fund                 Limited-Term Government Fund
High Yield Fund                      Bond Fund

========================================================================================================
MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------------------------------
California Municipal Fund(3)         Pennsylvania Municipal Fund(3)        Rochester Division:
Florida Municipal Fund(3)            Municipal Bond Fund                   Rochester Fund Municipals
New Jersey Municipal Fund(3)         Insured Municipal Fund                Limited Term New York
New York Municipal Fund(3)           Intermediate Municipal Fund            Municipal Fund

========================================================================================================
MONEY MARKET FUNDS(4)
--------------------------------------------------------------------------------------------------------
Money Market Fund                    Cash Reserves


1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                     34 Oppenheimer Developing Markets Fund

INTERNET
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information. Online
transactions now available

WWW.OPPENHEIMERFUNDS.COM


GENERAL INFORMATION
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PHONELINK
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INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a
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      When you want to make a transaction, you can do it easily by calling our
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enrolling in AccountLink, a convenient service that "links" your Oppenheimer
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      For added convenience, you can get automated information with
OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

[OPPENHEIMERFUNDS LOGO]
OPPENHEIMERFUNDS(R)
DISTRIBUTOR, INC.
RA0785.001.0898  October 30, 1998